SCHEDULE OF INVESTMENTS
ROYCE GLOBAL VALUE TRUST
SEPTEMBER 30, 2022 (UNAUDITED)

	SHARES	VALUE
COMMON STOCKS – 104.9%

Australia – 4.2%
Cochlear [1]	4,000	$494,271
IPH [1]	253,881	1,528,510
Steadfast Group [1]	53,300	157,061
Technology One [1]	40,400	270,727
Total		2,450,569

Bermuda – 1.6%
Bank of N.T. Butterfield & Son	21,000	681,660
James River Group Holdings	11,300	257,753
Total		939,413

Brazil – 1.4%
Odontoprev	171,600	279,938
TOTVS	97,885	532,580
Total		812,518

Canada – 11.8%
Alamos Gold Cl. A	66,100	490,002
Altus Group	16,400	531,648
AutoCanada [2]	26,300	431,051
Canaccord Genuity Group	50,000	245,050
Centerra Gold	39,000	171,658
Computer Modelling Group	91,500	336,497
Descartes Systems Group (The) [2,3,4]	9,360	594,641
FirstService Corporation	1,400	166,614
IMAX Corporation [2]	21,100	297,932
Major Drilling Group International [2]	136,100	818,758
Onex Corporation	8,300	380,706
Pan American Silver [4]	12,700	201,676
Pason Systems	79,200	757,971
Sprott	32,642	1,095,274
TELUS Corporation	16,311	323,894
Total		6,843,372

Denmark – 0.2%
Chr. Hansen Holding [1]	1,800	88,234
Total		88,234

France – 0.6%
Esker [1]	1,800	204,874
Interparfums [1]	3,412	142,725
Total		347,599

Germany – 1.3%
Carl Zeiss Meditec [1]	3,400	358,048
CompuGroup Medical [1]	3,300	114,360
STRATEC [1]	3,300	263,875
Total		736,283

Greece – 0.7%
Sarantis [1]	64,500	384,530
Total		384,530

Iceland – 0.3%
Ossur [1,2]	51,000	199,006
Total		199,006

India – 5.0%
AIA Engineering [1]	31,600	964,255
Dish TV India [1,2]	2,577,000	575,031
Tarsons Products [1,2]	49,000	484,665
WNS Holdings ADR [2,4]	10,500	859,320
Total		2,883,271

Indonesia – 0.3%
Ace Hardware Indonesia [1]	4,000,000	159,726
Total		159,726

Israel – 3.6%
Nova [2,3,4]	5,700	486,210
Phoenix Holdings [1]	48,500	459,029
Tel Aviv Stock Exchange [1]	222,300	1,150,622
Total		2,095,861

Italy – 1.2%
Carel Industries [1]	35,800	668,983
Gruppo MutuiOnline [1]	2,900	56,949
Total		725,932

Japan – 3.0%
As One [1]	5,600	230,360
Benefit One [1]	13,700	189,651
Fukui Computer Holdings [1]	10,800	253,100
NSD [1]	12,200	206,193
Sansan [1,2]	13,200	112,500
TechnoPro Holdings [1]	7,200	151,358
TKC Corporation [1]	25,500	605,412
Total		1,748,574

Mexico – 0.2%
Becle	63,000	111,144
Total		111,144

Netherlands – 1.1%
IMCD [1]	5,500	652,734
Total		652,734

New Zealand – 0.3%
Fisher & Paykel Healthcare [1]	17,000	175,290
Total		175,290

Norway – 1.6%
Protector Forsikring [1]	70,000	722,068
Tomra Systems [1]	12,000	210,833
Total		932,901

Singapore – 0.5%
Midas Holdings [2,5]	400,000	0

XP Power [1]	16,706	313,118
Total		313,118

South Africa – 3.5%
CA Sales Holdings [2]	147,597	44,850
Curro Holdings [1]	258,594	123,103
Kaap Agri [1]	17,606	37,335
PSG Konsult [1]	550,976	327,361
Stadio Holdings [1]	3,686,928	776,473
Transaction Capital [1]	344,100	695,754
Total		2,004,876

Sweden – 4.3%
Biotage [1]	37,900	564,540
Bravida Holding [1]	68,900	564,496
Dometic Group [1]	15,500	79,068
Karnov Group [1,2]	145,381	710,001
OEM International Cl. B [1]	118,850	608,116
Total		2,526,221

Switzerland – 1.3%
Kardex Holding [1]	2,400	317,683
LEM Holding [1]	150	229,136
VZ Holding [1]	2,900	203,034
Total		749,853

United Kingdom – 10.9%
CentralNic Group [1,2]	137,427	175,437
Countryside Partnerships [1,2]	358,600	797,266
Diploma [1]	8,200	210,241
DiscoverIE Group [1]	60,800	436,757
FDM Group Holdings [1]	46,800	324,796
Genuit Group [1]	68,300	220,952
Halma [1]	18,700	421,067
Keystone Law Group [1]	95,940	480,501
Learning Technologies Group [1]	342,800	401,067
Marlowe [1,2]	112,600	1,009,311
Mortgage Advice Bureau Holdings [1]	36,100	255,892
Restore [1]	165,164	682,070
RWS Holdings [1]	45,100	161,242
SThree [1]	146,600	562,816
YouGov [1]	18,600	181,237
Total		6,320,652

United States – 46.0%
ACV Auctions Cl. A [2]	39,200	281,848
Air Lease Cl. A [4]	24,861	770,940
APi Group [2,3,4]	63,900	847,953
Arcosa	27,500	1,572,450
Artisan Partners Asset Management Cl. A	30,000	807,900
Blue Owl Capital Cl. A	69,100	637,793
BOK Financial [4]	6,350	564,261
Diodes [2,4]	7,000	454,370
Element Solutions	51,100	831,397
Enovis Corporation [2]	10,966	505,204
ESAB Corporation [4]	18,666	622,698
EVI Industries [2,4]	80,373	1,457,966
FARO Technologies [2,4]	6,150	168,756
FormFactor [2,3,4]	10,000	250,500
Forrester Research [2,3,4]	15,000	540,150
GCM Grosvenor Cl. A	119,626	943,849
Griffon Corporation [4]	25,000	738,000
Hagerty Cl. A [2]	39,300	353,307
Hayward Holdings [2]	58,500	518,895
Innospec [3,4]	6,228	533,553
John Bean Technologies	2,500	215,000
Kadant [4]	2,960	493,757
KBR [4]	28,170	1,217,507
Kennedy-Wilson Holdings	30,000	463,800
Lindblad Expeditions Holdings [2]	19,300	130,468
Lindsay Corporation [4]	3,910	560,225
MarketWise Cl. A [2]	123,100	280,668
Mesa Laboratories	5,112	719,923
Morningstar [4]	5,640	1,197,485
nLIGHT [2]	73,100	690,795
PAR Technology [2,3,4]	22,241	656,777
ProAssurance Corporation	55,900	1,090,609
Quaker Houghton [4]	2,710	391,270
Royal Gold	6,300	591,066
SEI Investments [4]	26,750	1,312,087
Transcat [2]	16,377	1,239,575
Vontier Corporation [4]	55,300	924,063
Ziff Davis [2]	16,700	1,143,616
Total		26,720,481

TOTAL COMMON STOCKS
(Cost $59,558,334)		60,922,158

REPURCHASE AGREEMENT – 2.1%
Fixed Income Clearing Corporation, 0.83% dated 9/30/22, due 10/3/22, maturity value $1,228,330 (collateralized by obligations of various U.S. Government Agencies, 3.00% due 7/15/25, valued at $1,252,816) (Cost $1,228,245)		1,228,245

TOTAL INVESTMENTS – 107.0%
(Cost $60,786,579)		62,150,403

LIABILITIES LESS CASH AND OTHER ASSETS – (7.0)%		(4,050,218)

NET ASSETS – 100.0%		$58,100,185

ADR – American Depository Receipt

[1]	These securities are defined as Level 2 securities due to the application of fair value factors.
[2]	Non-income producing.

[3]	As of September 30, 2022, a portion of these securities were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement in the aggregate amount of $2,059,163.
[4]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of September 30, 2022. Total market value of pledged securities as of September 30, 2022, was $7,831,304.
[5]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value.

Securities of Global/International Funds are categorized by the country of their headquarters.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $60,853,614. As of September 30, 2022, net unrealized appreciation for all securities was $1,296,789, consisting of aggregate gross unrealized appreciation of $11,320,765 and aggregate gross unrealized depreciation of $10,023,976. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Valuation of Investments:

Investment transactions are accounted for on the trade date. Securities are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (“1940 Act”), under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities and/or foreign securities that were fair valued are noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$36,817,307	$24,104,851	$0	$60,922,158
Repurchase Agreement	–	1,228,245	–	1,228,245

Level 3 Reconciliation:

	Balance as of 12/31/21	Purchases	Sales	Realized Gain (Loss)	Unrealized Gain (Loss)	Balance as of 9/30/22
Common Stocks	$0	$ –	$ 0	$ 0	$ –	$0

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of September 30, 2022, is overnight and continuous.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of September 30, 2022, the market value of eligible securities pledged as collateral was approximately 1.96 times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $4,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of September 30, 2022, the Fund has outstanding borrowings of $4,000,000. During the nine-month period ended September 30, 2022, the Fund had an average daily loan balance of $4,000,000. As of September 30, 2022, the aggregate value of rehypothecated securities was $2,059,163.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Royce Investment Partners (www.royceinvest.com) and on the Securities and Exchange Commission’s website (www.sec.gov).